EXHIBIT 99.0

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Harrodsburg First Financial Bancorp, Inc. (the “Company”) on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Arthur L. Freeman, Chief Executive Officer, and Jack Hood, Chief Financial and Accounting Officer, certify, pursuant to 18 U.S.C. ss. 1350, ad adopted pursuant to ss. 906 of the Sarbanes-Exley Act of 2002, that:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ARTHUR L. FREEMAN	/s/ JACK HOOD

Arthur L. Freeman Chief Executive Officer	Jack Hood Treasurer (Chief Financial and Accounting Officer)

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